UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 28, 2012

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

CORNING, NY (September 28, 2012) - Corning Natural Gas Corporation (OTCBB: CNIG) announced that its 50% owned subsidiary, Leatherstocking Gas Company, LLC, has received Pennsylvania Public Utility Commission approval to operate as a Pennsylvania public gas utility and to provide natural gas service to thirteen townships and boroughs in Susquehanna County, Pennsylvania. Leatherstocking Gas Company, LLC is a joint venture between Corning Natural Gas Corporation and Mirabito Holdings Inc. Leatherstocking Gas Company, LLC was formed in November of 2010 with the purpose of providing natural gas distribution service to currently un-served or underserved regions of central New York State and the northern tier of Pennsylvania. Under Docket No. A- 2011- 2275595, Leatherstocking Gas can provide service to the Pennsylvania Townships of Bridgewater, Forest Lake, Great Bend, Harmony, New Milford and Oakland and the Boroughs of Great Bend, Hallstead, Lanesboro, Montrose, New Milford, Oakland and Susquehanna Depot. The new service territory encompasses approximately 210 square miles. Leatherstocking Gas Company anticipates starting to build out these franchises starting in 2013.

Leatherstocking Gas currently has 6 municipal franchises in central New York along the I-88 corridor. The exercise of these franchises must be approved by the New York Public Service Commission before construction and operations may commence. Currently the corporate headquarters for Leatherstocking Gas is located at 49 Court St., Binghamton, NY 13902. Operations centers will open in the service territory as the distribution network develops.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain statements that are forward-looking, such as statements relating to future capital expenditures. The words "believe," "expect," "anticipate," "intend," "may," "plan," and similar expressions are intended to identify these statements. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. Accordingly, actual results may differ materially from those expressed in any forward-looking statements. Please see Corning Natural Gas' Registration Statement on Form S-1 (No. 333-182386) filed with the Securities and Exchange Commission and the reports incorporated by reference therein for certain factors which may cause our results to vary from those expected.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: October 1, 2012